UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2005

AMB Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-23182	35-1905382
(State or Other Jurisdiction) Incorporation)	(Commission File No.)	Indentification No. )

8230 Hohman Avenue, Munster, Indiana	46321
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (219) 836-5870

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2005, AMB Financial Corporation issued a press release relating to its earnings for the quarter ended June 30, 2005 and announcing a cash dividend. The press release is attached as Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of businesses acquired. Not Applicable.

(b) Pro forma financial information. Not Applicable.

(c) Exhibits.

The following Exhibit is attached as part of this report:

99.1    Press Release of AMB Financial Corporation dated July 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMB FINANCIAL CORPORATION

DATE: July 27, 2005	By:	/s/ Clement B. Knapp, Jr.
Clement B. Knapp, Jr.
President and Chief Executive Officer

DATE: July 27, 2005	By:	/s/ Daniel T. Poludniak
Daniel T. Poludniak, Vice President
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of AMB Financial Corporation dated July 27, 2005.